                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies in his capacity as an officer of Mercury Air Group, Inc. (the "Company") that the Quarterly Report of the Company on Form 10-Q for the Three and Nine Month Periods ended March 31, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition of the Company and the results of the operations of the Company.




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
/s/ Joseph Czyzyk                               Dated: May 13, 2003
-------------------------------------
Joseph Czyzyk
President and Chief Executive Officer



/s/ Robert Schlax                               Dated: May 13, 2003
-------------------------------------
Robert Schlax
Vice President of Finance and Chief
Financial Officer
(Principal Financial Officer)
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